SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2012

BENEFICIAL MUTUAL BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	1-33476	56-2480744
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, Philadelphia, Pennsylvania 19106

(Address of principal executive offices) (Zip Code)

(215) 864-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In a vote on March 15, 2012, shareholders of SE Financial Corp. (“SE Corp”) (Pink Sheets: SEFL), the holding company for the St. Edmond’s Federal Savings Bank (“St. Edmond’s”) approved the merger pursuant to which Beneficial Mutual Bancorp, Inc. (“Beneficial”) (NASDAQGS: BNCL), the holding company for Beneficial Mutual Savings Bank (“Beneficial Bank”) will acquire all outstanding shares of common stock of SE Corp in a merger transaction.

On February 27, 2012, March 1, 2012 and March 29, 2012, Beneficial received notice from the Federal Reserve Bank of Philadelphia, Pennsylvania Department of Banking and the FDIC, respectively, of their approval of Beneficial’s merger with SE Corp. Beneficial will complete the acquisition on April 3, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated April 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFICIAL MUTUAL BANCORP, INC.

Date: April 2, 2012	By:	/s/ Thomas D. Cestare
Thomas D. Cestare
Executive Vice President and Chief Financial Officer

EXHIBITS INDEX

Number	Description

99.1	Press Release, dated April 2, 2012